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                                                                    EXHIBIT 99.3

                               LICENSE AGREEMENT


     THIS LICENSE AGREEMENT (the "Agreement") is entered into and effective this 18th day of December 1996, by and between HOUSTON BIOTECHNOLOGY INCORPORATED, a Delaware corporation ("Licensor"), and MEDAREX, INC., a New Jersey corporation ("Licensee", and together with Licensor the "Parties").


                                  WITNESSETH:

     WHEREAS, Licensor is the exclusive worldwide licensee of certain patent rights owned by Baylor College of Medicine ("Baylor") pursuant to an agreement between Licensor and Baylor dated as of June 19, 1984, as amended (the "Baylor License"), and the nonexclusive licensee of certain patent rights owned by Sanofi, S.A. ("Sanofi"), pursuant to an agreement between Licensor and Sanofi dated August 19, 1988, as amended (the "Sanofi License," and together with the Baylor License, the "Third Party Licenses"), and owns certain patent rights in its own right all of which patent rights are described on Schedule A hereto (collectively, the "Patent Rights").

     WHEREAS, Licensor has developed a product coming within such Patent Rights, the 4197X-RA Immunotoxin (the "Immunotoxin"), for the treatment and prevention of secondary cataracts (or lens capsule opacification), has developed technical know how related to the manufacture, testing, formulation, packaging and administration of the Immunotoxin, has conducted and is conducting preclinical and clinical trials with the Immunotoxin, and is developing the Immunotoxin for the purpose of obtaining marketing approval of the U.S. Food and Drug Administration (the "FDA") and similar agencies in major countries around the world.

     WHEREAS, Licensee desires to obtain from Licensor a transferable, exclusive license (except as otherwise provided pursuant to any applicable provisions of the Third Party Licenses) under the Patent Rights and to use the Licensed Know How to use, further develop, manufacture, sell or otherwise commercialize the Licensed Product in the Licensed Territory (as those terms are hereinafter defined), and Licensor is willing to grant such license to Licensee subject to the terms and conditions of this Agreement;

     WHEREAS, Licensor and Licensee desire to enter into this Agreement to define the terms and conditions on which Licensor will license the Licensed Product under the Patent Rights and Licensed Know How to Licensee;

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions hereinafter set forth, the parties agree as follows:
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                                 1. DEFINITIONS

     Whenever used in this Agreement, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean any person or entity that controls, is controlled by, or is under common control with, any other person or entity. For purposes of this definition, "control" means beneficial ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding voting securities or equity of such entity (or other equivalent ownership interest with respect to an entity other than a corporation).

     (b) "Improvement" shall mean any development by Licensor or Licensee, including know how, that enhances the effectiveness of the Licensed Product, excluding distinguishable compounds. For purposes of this Agreement, the Refined Immunotoxin shall constitute an Improvement to the Licensed Product.

     (c) "Invention" shall mean a patentable discovery related or relating to the Licensed Product made by Licensor or Licensee during the term of this Agreement.

     (d) "Licensed Know How" shall mean all information in the possession of Licensor, in addition to the Patent Rights, relating to the Licensed Product, whether or not patentable, constituting materials, methods, processes, trade secrets, techniques and data, and which Licensor is free to license or disclose to Licensee without violating existing contractual obligations to third parties, or contractual obligations entered into after the date of this Agreement pursuant to which new information is obtained, licensed or developed; provided, however, Licensed Know How shall not include any information independently developed by Licensee prior to, during or after the term of this Agreement.

     (e) "Licensed Product" shall mean the Immunotoxin and Improvements thereto (including the Refined Immunotoxin).

     (f) "Licensed Territory" shall mean North America.

     (g) "Refined Immunotoxin" shall mean Licensor's 4197X-RA immunotoxin in its most refined form, consisting of a murine monoclonal antibody (4197X) conjugated to a polypeptide toxin, ricin A(RA) chain. The linkage of ricin A to the antibody is through a cleavable disulfide bond to form the immunotoxin. The linkage is accomplished by chemical derivatization of the antibody with SPDP (N-succinimidyl 3.(2-pyridyldithio) propionate), followed by reaction with ricin A.

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                                 2. GRANT OF LICENSE

          2.1 Licensor hereby grants to Licensee a transferable, exclusive license under the Patent Rights to make, have made, import, use, further develop, distribute, offer for sale, sell and otherwise commercialize directly or indirectly the Licensed Product in the Licensed Territory and an exclusive license to use the Licensed Know How in the Licensed Territory (the "License"). Licensee shall have the right and license under the Patent Rights to manufacture and have manufactured, the Licensed Product (which shall include the right to use the Licensed Know How in connection with such manufacture).

          2.2 Within thirty (30) days of the date Licensee notifies Licensor of Licensee's election to manufacture the Licensed Product, or at such other time or as the Parties agree (the "Notice Date"), Licensor will deliver to Licensee all Licensed Know How relating to the manufacture of the Licensed Product existing, as of the Notice Date. In such event, the Parties shall cooperate with each other in order that Licensee may initiate the manufacture of the Licensed Product as soon as practicable and shall take such actions as are appropriate to achieve such goals.

          2.3 Licensee shall not use the Licensed Product for purposes other than those specifically authorized herein, nor make any sale of Licensed Product outside the Licensed Territory.

          2.4 The License granted hereby is transferable by Licensee, directly or indirectly, and Licensee may grant any sublicenses of the Licensed Product or the Licensed Know How, subject only to any applicable limitations pursuant to the Third Party Licenses.

          2.5 The License granted herein shall be subject to termination only as set forth in Section 6 hereof.


                        3. COOPERATION AMONG THE PARTIES

          3.1 Once each calendar quarter, each Party shall deliver to the other Party a written report as to such Party's efforts and accomplishments during the preceding quarter with respect to the Licensed Product and the Licensed Know How in successfully completing such Party's clinical trials and other activities for the purpose of obtaining the approval of the FDA or any similar agency for the manufacture, sale and use of the Licensed Product and such Party's plans for the succeeding quarter.

          3.2 Each Party hereby grants the other Party a right of access to and use for the purposes of this Agreement of all experimental or other data in the possession of or reasonably available to such Party which relate in any manner to the Licensed Product, including without limitation, all data which Baylor, Sanofi or such Party have provided to the FDA or any other

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state, federal, foreign or local regulatory authority which relate in any manner to the Licensed Product. Nothing in this section shall require either Party to violate any confidentiality or other similar obligation.

          3.3 Each Party shall promptly provide the other Party and shall continue to provide the other Party, during the term of this Agreement, with all requested information relating to (i) pharmacological, toxicological or clinical data, (ii) formulative or analytical data, and (iii) such other chemical, physical or biological data which such Party may now or in the future possess or control which relates in any manner to the Licensed Product and which such Party is permitted to disclose to the other Party.

          3.4 In the event either Party develops any Improvement to the Licensed Product, it shall promptly disclose such Improvement to the other Party.


                        4. ROYALTY PAYMENTS; COMPLIANCE

          4.1 The Licensee shall not be obligated to make any royalty payments to Licensor. Licensee shall make the royalty payments required to be made under the Baylor License and the Sanofi License directly to Baylor and Sanofi, respectively.

          4.2 Licensee shall comply with all other provisions of the Third Party Licenses to the extent they apply to the Licensed Product in the Licensed Territory.


                                 5. INVENTIONS

          5.1 Any Invention invented by either Party shall be the exclusive property of such Party and shall be licensed to the other Party without additional cost.

          5.2 Each Party shall promptly notify the other Party of the existence of any Invention invented by it. In the event the Inventing Party elects not to obtain patents on such Invention outside the territory in which the Inventing Party has the rights to commercialize the Licensed Product, the Inventing Party shall provide the other Party the right and opportunity to do so in the Inventing Party's name and at the other Party's expense prior to any disclosure thereof.

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                                 6. TERMINATION

          6.1 This Agreement shall continue in full force and effect until terminated in accordance with a provision of this Section 6.

          6.2 This Agreement shall terminate automatically on the written agreement of Licensor and Licensee to do so.

          6.3 This Agreement shall terminate automatically upon the termination of the Baylor License.

          6.4 In the event that either Licensor or Licensee shall commit a Material Breach (as hereinafter defined) of the terms and conditions of this Agreement, and shall fail to cure such Material Breach within sixty days of written notice thereof (except in the case of a Material Breach described in clause (i) below, with respect to which no notice of breach shall be required and such Material Breach shall be actionable unless cured within five days from the date on which performance is required), the nondefaulting party may, at its option, and without limiting the other remedies available to such party, terminate this Agreement by sending written notice of termination to the defaulting party. For the purposes of this Agreement, a Material Breach shall be (i) the failure of a Party to pay sums arising under this Agreement owed to another Party hereto when such payment is due; (ii) the breach by a Party hereto of a covenant, representation or warranty contained herein, which breach has a material adverse effect on the ability of the breaching Party to perform its obligations hereunder; or (iii) the breach by a Party hereto of a covenant, representation or warranty contained herein, which breach deprives the nonbreaching Party hereto of a material benefit afforded such nonbreaching party under this Agreement.

          6.5 Licensor shall notify both Baylor and Sanofi that any notice given by Baylor or Sanofi to Licensor under the Third Party Licenses shall also be given to Licensee and a copy of any notice received by either Party under the Third Party Licenses shall be promptly forwarded to the other Party. In the event either Party shall have received a notice from either Baylor or Sanofi that such Party is in breach of a Third Party License (a "Breaching Party"), such Breaching Party shall cure said breach within one-half of the time allowed by the applicable cure period. If such Breaching Party fails to cure a breach of a Third Party License within said time period, then and only then, the other Party (a "Curing Party") may take such action as such Party deems appropriate to cure such breach. In such event, the Breaching Party shall have one (1) year from the date the breach is cured in which to repay the Curing Party three (3) times the amount expended by the Curing Party to cure said breach (the "Curing Amount"). If the Breaching Party fails to repay the Curing Party the Curing Amount within such one (1) year period, the Curing Party shall succeed to all of the rights, title and interests of the Breaching Party in and to the Third Party License. Notwithstanding the foregoing, in the event a Curing Party shall cure a Breaching Party's breach of a Third Party License more than once then the

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Curing Party shall succeed to all of the rights, title and interests of such
Breaching Party in and to the Third Party License.

          6.6 In the event of termination of the Agreement for any reason whatsoever, neither Licensor nor Licensee shall thereby be discharged from any liability or obligation to the other which became due or payable prior to the effective date of such termination.

          6.7 In the event of termination of the Agreement by Licensor on account of Licensee's breach of this Agreement and failure to cure such breach:

          (a) If Licensee then possesses Licensed Product or has accepted orders therefor, Licensee shall have the right to sell its inventories thereof and market such fully manufactured Licensed Product in order to fulfill such accepted orders, subject to the obligation of Licensee to pay the earned royalty therefor as provided in Section 4 of this Agreement;

          (b) Licensee shall discontinue the use, marketing and sale of Licensed Product, and Licensee shall immediately discontinue use of the words "Baylor" and "Baylor College of Medicine" or any language which would connect sales of product by Licensee with or imply the sponsorship of Baylor; and

          (c) All rights licensed by Licensor to Licensee hereunder shall revert to Licensor, and Licensee agrees to execute all instruments necessary and desirable to revest said rights in Licensor.

          6.8 This Agreement shall not terminate in the event of the acquisition of Licensor by a third party or the sale by Licensor of substantially all of its assets.


                       7.  INFRINGEMENT BY THIRD PARTIES

          7.1 Licensor and Licensee each shall have the right to protect the rights to the Licensed Products, Patent Rights and Licensed Know How granted herein in the territory in which such Party has the rights to commercialize the Licensed Product.

          7.2 When either Licensor or Licensee becomes aware that a third party is or may be substantially infringing the Licensed Product, Patent Rights and Licensed Know How, Licensor or Licensee as the case may be, shall give the other written notice thereof, which notice shall fully describe the actual or potentially infringing actions by such third party.

          7.3 Within a reasonable period of time following the receipt of the notice described in Section 7.2 above, Licensor and Licensee agree to consult with one another in an effort to determine whether a reasonably prudent person would institute litigation to enforce the Licensed Product, Patent Rights and Licensed Know How in question in light of all relevant business and

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economic factors (including, but not limited to, the projected cost of such litigation, the likelihood of success on the merits, the probable amount of any damage award, the prospects for satisfaction of any judgment against the alleged infringer, the possibility of counterclaims against Licensor or Licensee, the diversion of human and economic resources, the impact of any possible adverse outcome on Licensor or Licensee and the effect any publicity might have on Licensor and Licensee and the respective reputations and goodwill of Licensor and Licensee). The Party in whose territory the infringement has occurred, at its sole option, may file suit or take such other action as such Party deems appropriate to enforce the Licensed Product, Patent Rights and Licensed Know How Licensed hereunder on behalf of itself and the other Party. If the Party in whose territory the infringement has occurred shall determine not to take any such enforcement action, then and only then, the other Party may file suit or take such other action as it deems appropriate to enforce the Licensed Product, Patent Rights and Licensed Know How on behalf of itself and the other Party. Notwithstanding the foregoing, in the event a Third Party License, by its terms, requires that litigation or other action be instituted to enforce the Licensed Product, Patent Rights and Licensed Know How, the Party in whose territory the infringement has occurred shall file suit or take such other action as it deems appropriate to enforce the Licensed Product, Patent Rights and Licensed Know How. If the Party in whose territory the infringement has occurred fails to take action to enforce the Licensed Product, Patent Rights and the Licensed Know How as required by the Third Party License, then the provisions of Section 6.5 above relating to a breach under the Third Party License shall apply.

          7.4 Any money damages recovered for an infringement shall go to the Party bringing and maintaining the enforcement action or otherwise terminating the infringement.

          7.5 In any enforcement action, including a suit or dispute involving an infringement the Parties shall cooperate fully, and upon the request and at the expense of the Party bringing suit against the infringer, the other party shall make available to the Party bringing suit at reasonable times and under appropriate conditions all relevant personnel, records, papers, information, samples, specimens, and the like which are in its possession.


                              8.  INDEMNIFICATION

          8.1 Licensee shall hold harmless and indemnify Licensor and its Affiliates, officers, directors, employees and agents (collectively, "Licensor Indemnified Persons") from and against any claims, demands, or causes of action whatsoever, including without limitation those arising on account of any injury or death of person or damage to property arising from or related to the exercise or practice of the License granted hereunder by Licensee or its officers, employees, agents or representatives; provided, however, that the following is excluded from Licensee's obligation to indemnify and hold harmless the Licensor Indemnified Persons:

           (a) the gross negligence of any Licensor Indemnified Person, including resulting injury or property damage;

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          (b) the willful malfeasance of any Licensor Indemnified Person; or

          (c) any claims that the Licensed Product or Licensed Know How infringes or otherwise violates the proprietary rights of any third party.

          8.2 Licensor shall hold harmless and indemnify Licensee and its Affiliates, officers, directors, employees and agents from and against any claims, demands, or causes of action whatsoever, including without limitation those arising on account of any injury or death of persons or damage to property arising from or related to:

          (a) the gross negligence of any Licensor Indemnified Person, including resulting injury or property damage;

          (b) the willful malfeasance of any Licensor Indemnified Person;

          (c) any Material Breach (or any claim act or omission that would constitute a Material Breach) by Licensor of any of the terms and conditions of this Agreement, including without limitation any Material Breach of Licensor's representations or warranties under this Agreement; or

          (d) any claims that the Licensed Product infringes or otherwise violates the proprietary rights of any third party.

          8.3 Licensor and Licensee each agree to maintain policies of product liability insurance covering their respective roles in the design, manufacture and sale of Licensed Product, in such amounts as they may agree from time to time.


                           9.  USE OF BAYLOR'S NAME

          9.1 Licensee shall not use any trademark, service mark, trade name, or the name of "Baylor" or "Baylor College of Medicine" for advertising or other purposes, without prior express written consent of Baylor.


                         10.  CONFIDENTIAL INFORMATION

          10.1 Licensor and Licensee each agree that all information contained in documents marked "confidential" that are furnished by one Party to the other for purposes of this Agreement shall be received in strict confidence, be used only for the purposes of this Agreement, and not be disclosed by the recipient Party (except as required by law or court order) its agents or employees without the prior written consent of the other Party, unless such information:

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          (a) was in the public domain at the time of disclosure;

          (b) later became part of the public domain through no act or omission of the recipient party, its employees, agents, successors or assigns;

          (c) was lawfully disclosed to the recipient party by a third party having the right to disclose it, without obligation of confidentiality;

          (d) was independently developed by the recipient party prior to the time of disclosure; or

          (e) is required to be submitted to a government agency.

          10.2 Each Party's obligation of confidentiality hereunder shall be fulfilled by using reasonable measures, but no less than the same degree of care with the other Party's confidential information as it uses to protect its own confidential information. This obligation shall apply to each disclosure for the term of this Agreement and for the term of this Agreement and for three years thereafter.


                        11.  WARRANTIES AND DISCLAIMERS

          11.1 Licensor hereby represents and warrants to Licensee :

          (a) Licensor is a corporation, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and authority to execute and deliver this Agreement have been duly authorized by all necessary action on the part of Licensor.

          (c) Licensor has the power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

          (d) Except as set forth herein or pursuant to the Codevelopment and License Agreement between Licensor and Santen Pharmaceutical Co., Ltd. dated December 29, 1995, Licensor has not encumbered, restricted, transferred or otherwise burdened the Patent Rights.

          (e) All rights licensed to Licensor by third parties and necessary for Licensee to exercise the License granted under this Agreement are in current force and effect. Licensor covenants and agrees to use commercially reasonable best efforts to maintain all such third party licenses in full force and effect during and after the term of this Agreement as necessary for Licensee to exercise its rights hereunder.

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          11.2  Except as otherwise provided in this Agreement, Licensor hereby disclaims and negates any and all warranties, whether express or implied, with respect to the Licensed Product or any rights hereunder transferred, including but not limited to, an IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.


                                 12.  GENERAL

          12.1 This Agreement constitutes the entire and only agreement between the parties with respect to the subject matter hereof, and all other prior negotiations, representations, agreements, and understandings are superseded hereby. No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of the parties.

          12.2 All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                      Houston Biotechnology Incorporated
                      3608 Research Forest Drive
                      The Woodlands, Texas 77381
                      Attn:  Mr. J. Russell Denson
                             President

          In the case of Licensee, notice must be addressed to:

                      Medarex, Inc.
                      1545 Route 22 East
                      Annandale, New Jersey 08801
                      Attn:  Mr. Donald L. Drakeman
                             President

          12.3 Licensee shall comply with all applicable laws and regulations in connection with its activities pursuant to this Agreement.

          12.4 This Agreement shall be construed and enforced in accordance with the laws of Delaware.

          12.5 Failure of a party hereto to enforce a right under this Agreement shall not act as a waiver of that right or the ability to later assert that right relative to the particular situation involved.

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          12.6 Headings included herein are for convenience only and shall not be used to construe this Agreement.

          12.7 If any provisions of this Agreement shall be found by a court to be void, invalid or unenforceable, the same shall be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of the remainder of this Agreement.

          12.8 It is agreed that the relationship of the Licensee to Licensor in the performance of this Agreement is as an independent licensee and that the Licensee is not an agent of Licensor. Licensee agrees to refrain from representing itself as being the agent of Licensor in performing or acting pursuant to this Agreement. Licensee shall not have the power or authority to bind or otherwise commit Licensor and shall not attempt to do so.


ENTERED INTO AND EFFECTIVE AS OF THE DATE SET FORTH ABOVE.

                                 HOUSTON BIOTECHNOLOGY INCORPORATED


                                 By: /s/ J. RUSSELL DENSON
                                    ------------------------------------
                                    J. Russell Denson
                                    President

                                 MEDAREX, INC.


                                 By: /s/ DONALD L. DRAKEMAN
                                    ------------------------------------
                                    Donald L. Drakeman
                                    President

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